[PIONEER LOGO]

Pioneer
Cash Reserves
Fund

SEMIANNUAL REPORT 6/30/97

Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    4
Schedule of Investments                            6
Financial Statements                               8
Notes to Financial Statements                     14
Report of Independent Public Accountants          18
Trustees, Officers and Service Providers          19
Programs and Services for Pioneer Shareowners     20

Pioneer Cash Reserves Fund

LETTER FROM THE CHAIRMAN 6/30/97

Dear Shareowner,
----------------------------------------------------------------------------

It is with pleasure that I introduce this semiannual report for Pioneer Cash Reserves Fund, covering the six months ended June 30, 1997.

It was a time of uncertainty for bond investors, and emotions and perceptions seemed to be the primary factors moving the bond market. We are happy to report that even in this challenging environment, your Fund continued to reward shareowners by paying current income and maintaining a $1 share price. Pioneer Cash Reserves Fund continues to be a high-quality choice for shareowners with short investment horizons or a need to preserve their capital.

We are in the longest bull stock market in history. Our concern is that many investors, especially those newer to financial markets, see stocks moving only in an upward direction, which will not always be the case. When the stock market slows or retreats, people will be reminded how important it is to diversify among a variety of investments. A money market fund like Pioneer Cash Reserves Fund offers liquidity and can act as a "safe harbor" for your money in turbulent times.

If you have any questions about Pioneer Cash Reserves Fund, please contact your investment representative, or Pioneer at 1-800-225-6292. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

 Pioneer Cash Reserves Fund
 PORTFOLIO SUMMARY 6/30/97

P o r t f o l i o   D i v e r s i f i c a t i o n
----------------------------------------------------------------------------

As a percentage of total investment portfolio)

[Pie chart]

Commercial Paper                   85%
U.S. Government Agency Obligations  9%
Repurchase Agreements               6%

1 0  L a r g e s t   H o l d i n g s
----------------------------------------------------------------------------

(As a percentage of total investment portfolio)

 1. Chase Manhattan Bank, Repurchase Agreement, 5.8%, 7/1/97      5.87%
 2. Ford Motor Credit Co., 5.58%, 8/25/97                         4.42
 3. AVCO Financial Services Inc., 5.56%, 9/3/97                   4.26
 4. American Express Credit Corp., 5.54%, 8/29/97                 3.85
 5. Prudential Funding Corp., 5.59%, 8/28/97                      3.81
 6. American General Finance Corp., 5.56%, 8/11/97                3.64
 7. Norwest Financial Inc., 5.54%, 8/18/97                        3.23
 8. Equitable Resources Inc., 5.57%, 8/28/97                      3.22
 9. Southwestern Bell, 5.50%, 8/25/97                             3.21
10. BankAmerica Corp., 5.49%, 8/20/97                             3.18

 Fund holdings will vary for other periods.

 Pioneer Cash Reserves Fund
 PERFORMANCE UPDATE 6/30/97

S h a r e   P r i c e s
----------------------------------------------------------------------------

Net Asset Value per Share     6/30/97     12/31/96
Class A Shares                 $1.00       $1.00
Class B Shares                  1.00        1.00
Class C Shares                  1.00        1.00

D i s t r i b u t i o n s
----------------------------------------------------------------------------

Per Share               Income         Short-Term         Long-Term
(12/31/96 - 6/30/97)    Dividends      Capital Gains      Capital Gains
Class A Shares          $0.023             -                   -
Class B Shares           0.018             -                   -
Class C Shares           0.019             -                   -

Y i e l d s
----------------------------------------------------------------------------

                    7-Day Simple     7-Day Effective*
Class A Shares         4.75%              4.87%
Class B Shares         3.88%              3.95%
Class C Shares         3.94%              4.01%

*Assumes daily compounding of dividends.

Pioneer Cash Reserves Fund is currently waiving all or a portion of its management fees and/or expenses. Otherwise, 7-day annualized yields would have been 4.61% for Class A Shares, 3.77% for Class B Shares and 3.82% for Class C Shares.

Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the U.S. government.

Pioneer Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/97

Dear Shareowner,
----------------------------------------------------------------------------

The first half of Pioneer Cash Reserves Fund's fiscal year came to a close on June 30, 1997. Once again the Fund met its investment objective of providing current income and a stable $1 share price. The Fund invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services (A1) and Moody's Investor Services (P1).

Bond Market Shows Resilience through Uncertain Times

Investor expectations shaped the bond market - almost more than actual events. Concern about the pace of economic growth, inflation, changes in interest rates and the volatility in the stock market kept many bond investors on their toes. Throughout the period, however, inflation remained contained despite continued economic expansion, and interest rates generally were low.

We entered 1997 with bond prices falling and long-term interest rates rising. By February, the bond market had recovered ground lost in January. The economy showed substantial growth in the first quarter of 1997, and the Federal Reserve increased short-term interest rates one-quarter of a percentage point (0.25%) on March 25. The rate hike boosted money market yields, but didn't have a significant or lasting effect on the overall financial markets. As the period closed, the Fed was continuing its "wait and see" attitude.

Conservative Positioning Maintained

Short-term interest rates rose a modest half-percent over the past six months due to the combination of the Fed's action and the strengthening economy. And since money market fund yields tend to follow short-term interest rates, we added longer eligible maturities and some higher yields to the Fund's portfolio. On December 31, 1996, the portfolio's average maturity was 27 days. By June 30, we had increased maturity to 38 days,

Pioneer Cash Reserves Fund

still very conservatively positioned compared to money market fund averages. This relatively short average maturity gives the Fund extra liquidity and mobility.

We maintained the Fund's yield by holding a substantial portion of the portfolio in corporate commercial paper, which offers slightly higher yields than U.S. Treasury bills. As of June 30, 85% of the Fund's portfolio was invested in commercial paper, with 9% in U.S. government agency obligations and the remaining 6% in repurchase agreements.

Looking Ahead

The economy and markets seem to be moving forward with an "all news is good news" attitude. There are indications that inflation will likely remain contained, with interest rates staying near their current range. If this relatively tame environment continues, we also wouldn't expect to see any further intervention by the Federal Reserve. This would be good news for almost all bond investors.

Once again, our primary focus will be on investments in only the highest-quality issues of corporations and the U.S. government. Because we understand that investors are looking for a "safe harbor" in fast-moving markets, our investment team will continue to manage Pioneer Cash Reserves Fund so that it offers the liquidity and safety that shareowners have come to expect.

Respectfully,

[Signature of Sherman B. Russ]

Sherman B. Russ,
Portfolio Manager

Pioneer Cash Reserves Fund
SCHEDULE OF INVESTMENTS 6/30/97

Principal
Amount                                                                   Value
                INVESTMENT IN SECURITIES - 100.0%
                Commercial Paper - 85.0%
$ 5,770,000     Abbott Laboratories, 5.5%, 8/4/97                  $  5,740,028
  8,938,000     American Express Credit Corp., 5.54%, 8/29/97         8,856,848
  8,415,000     American General Finance Corp., 5.56%, 8/11/97        8,361,714
  5,507,000     Amoco Co., 5.46%, 9/3/97                              5,453,545
  9,895,000     AVCO Financial Services Inc., 5.56%, 9/3/97           9,797,193
  7,370,000     BankAmerica Corp., 5.49%, 8/20/97                     7,313,804
  7,210,000     Bankers Trust Company, 5.51%, 9/25/97                 7,115,096
  6,650,000     Bell Atlantic Corp., 5.57%, 7/3/97                    6,647,942
  7,150,000     Beneficial Corp., 5.57%, 9/8/97                       7,073,668
  5,160,000     Coca-Cola Co., 5.48%, 7/14/97                         5,149,789
  4,845,000     Commercial Credit Corp., 5.61%, 7/7/97                4,840,470
  6,410,000     CoreStates Financial Corp., 5.54%, 8/19/97            6,361,665
  7,460,000     Equitable Resources Inc., 5.57%, 8/28/97              7,393,055
 10,240,000     Ford Motor Credit Co., 5.58%, 8/25/97                10,152,704
  4,035,000     Gannett Co., 5.48%, 7/25/97                           4,020,259
  5,000,000     Hershey Foods Corp., 5.53%, 7/21/97                   4,984,639
  6,900,000     Household Finance Corp., 5.57%, 8/4/97                6,863,702
  6,030,000     Motorola, 5.47%, 7/24/97                              6,008,927
  5,820,000     National Rural Utilities Corp., 5.6%, 7/15/97         5,807,325
  7,470,000     Norwest Financial Inc., 5.54%, 8/18/97                7,414,822
  3,410,000     Pacific Gas & Electric Corp., 5.53%, 7/22/97          3,399,000
  4,520,000     Penney (J.C.) Co., 5.49%, 7/10/97                     4,513,796
  6,200,000     Pepsico, Inc., 5.46%, 7/9/97                          6,192,477
  8,842,000     Prudential Funding Corp., 5.59%, 8/28/97              8,762,368
  7,200,000     Republic New York Corp., 5.49%, 7/30/97               7,168,158
  5,655,000     Safeco Corp., 5.55%, 7/11/97                          5,646,282
  1,165,000     Southern California Edison, 5.52%, 8/7/97             1,158,391
  7,445,000     Southwestern Bell, 5.5%, 8/25/97                      7,382,441
  4,355,000     Toys "R" Us Inc., 5.49%, 8/6/97                       4,331,091
  5,975,000     Warner Lambert Co., 5.48%, 8/5/97                     5,943,167
  5,508,000     Xerox Credit Corp., 5.49%, 7/17/97                    5,494,561
                                                                   -------------
                Total Commercial Paper                             $195,348,927
                                                                   -------------

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

Principal
Amount                                                                   Value
                 U.S. Government Agency Obligations - 9.1%
$  7,000,000     Federal Farm Credit Bank, 5.55%, 7/1/97            $  7,000,000
   7,000,000     Federal Farm Credit Bank, 5.55%, 8/1/97               7,000,000
   7,000,000     Federal Farm Credit Bank, 5.69%, 10/1/97              7,000,000
                                                                    -------------
                 Total U.S. Government Agency Obligations           $ 21,000,000
                                                                    -------------
                 Repurchase Agreement - 5.9%
  13,500,000     Chase Manhattan Bank, 7/1/97, 5.8%, repurchase
                 price of $13,500,000 plus accrued interest on
                 7/1/97, collateralized by $13,369,000
                 U.S. Treasury Notes, 6.25%, 7/31/98                $ 13,500,000
                                                                    -------------
                 Total Repurchase Agreement                         $ 13,500,000
                                                                    -------------
                 TOTAL INVESTMENT IN SECURITIES(a)                  $229,848,927
                                                                    -------------

(a) At December 31, 1996, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.

The accompanying notes are an integral part of these financial statements.    7

Pioneer Cash Reserves Fund
BALANCE SHEET 6/30/97


ASSETS:
  Investment in securities (cost $229,848,927)              $229,848,927
  Receivables -
   Fund shares sold                                            2,764,734
   Interest                                                      163,699
  Other                                                            6,166
                                                            -------------
    Total assets                                            $232,783,526
                                                            -------------
LIABILITIES:
  Payables -
   Investment securities purchased                          $  7,000,000
   Fund shares repurchased                                     1,428,003
   Dividends                                                      57,327
  Due to affiliates                                              199,680
  Accrued expenses                                                 4,751
                                                            -------------
    Total liabilities                                       $  8,689,761
                                                            -------------
NET ASSETS:
   Fund shares                                              $224,369,828
   Accumulated net realized loss on investments                 (276,063)
                                                            -------------
    Total net assets                                        $224,093,765
                                                            -------------
NET ASSET VALUE PER SHARE:
 (Offering and redemption price; unlimited number of shares authorized)
   Class A - (based on $207,935,988/208,212,052 shares)             $1.00
                                                                    -----
   Class B - (based on $13,514,210/13,514,210 shares)               $1.00
                                                                    -----
   Class C - (based on $2,643,567/2,643,566 shares)                 $1.00
                                                                    -----


8   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

STATEMENT OF OPERATIONS

For the Period Ended 6/30/97

INVESTMENT INCOME:
  Interest                                                               $ 5,868,352
                                                                         -----------
EXPENSES:
  Management fees                                          $428,076
  Transfer agent fees
   Class A                                                  312,670
   Class B                                                   21,365
   Class C                                                    3,135
  Distribution fees
   Class A                                                  139,284
   Class B                                                   62,108
   Class C                                                    7,761
  Accounting                                                 31,452
  Custodian fees                                             16,905
  Registration fees                                          58,800
  Professional fees                                          23,592
  Printing                                                    7,376
  Fees and expenses of nonaffiliated trustees                 9,120
  Miscellaneous                                              20,227
                                                           ---------
    Total expenses                                                       $ 1,141,871
    Less management fees waived by
      Pioneering Management Corporation                                      (97,401)
    Less fees paid indirectly                                                (69,768)
                                                                         -----------
    Net expenses                                                         $   974,702
                                                                         -----------
     Net investment income                                               $ 4,893,650
                                                                         -----------
  Net increase in net assets resulting from operations                   $ 4,893,650
                                                                         -----------

The accompanying notes are an integral part of these financial statements.    9

Pioneer Cash Reserves Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/97 and the Year Ended 12/31/96

                                                               Six Months
                                                                 Ended             Year Ended
FROM OPERATIONS:                                                6/30/97             12/31/96
Net investment income                                         $   4,893,650       $   8,705,691
                                                              -------------       -------------
  Net increase in net assets resulting from operations        $   4,893,650       $   8,705,691
                                                              -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.02 and $0.05 per share, respectively)           $  (4,631,061)      $  (8,310,286)
  Class B ($0.02 and $0.04 per share, respectively)                (232,652)           (380,029)
  Class C ($0.02 and $0.03 per share, respectively)                 (29,937)            (15,376)
                                                              -------------       -------------
   Total distributions to shareholders                        $  (4,893,650)      $  (8,705,691)
                                                              -------------       -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 273,040,407       $ 572,906,395
Reinvestment of distributions                                     4,425,361           7,889,833
Cost of shares repurchased                                     (253,971,312)       (551,591,434)
                                                              -------------       -------------
  Net increase in net assets resulting from
    fund share transactions                                   $  23,494,456       $  29,204,794
                                                              -------------       -------------
  Net increase in net assets                                  $  23,494,456       $  29,204,794

NET ASSETS:
Beginning of period                                             200,599,309         171,394,515
                                                              -------------       -------------
End of period                                                 $ 224,093,765       $ 200,599,309
                                                              -------------       -------------

CLASS A                                                         '97 Amount          '96 Amount
Shares sold                                                   $ 245,167,473       $ 519,457,178
Reinvestment of distributions                                     4,195,297           7,539,821
Less shares repurchased                                        (230,772,713)       (501,471,395)
                                                              -------------       -------------
  Net increase                                                $  18,590,057       $  25,525,604
                                                              -------------       -------------
CLASS B
Shares sold                                                   $  22,551,992       $  49,475,014
Reinvestment of distributions                                       202,584             335,905
Less shares repurchased                                         (19,581,927)        (47,043,545)
                                                              -------------       -------------
  Net increase                                                $   3,172,649       $   2,767,374
                                                              -------------       -------------
CLASS C*
Shares sold                                                   $   5,320,942       $   3,974,203
Reinvestment of distributions                                        27,480              14,107
Less shares repurchased                                          (3,616,672)         (3,076,494)
                                                              -------------       -------------
  Net increase                                                $   1,731,750       $     911,816
                                                              -------------       -------------

*  Class C shares were first publicly offered on January 31, 1996.

10  The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
FINANCIAL HIGHLIGHTS 6/30/97

                                                            Six Months
                                                              Ended       Year Ended
                                                            6/30/97        12/31/96
CLASS A
Net asset value, beginning of period                        $   1.00         $   1.00
                                                            --------        --------
Income from investment operations:
 Net investment income                                      $   0.02         $   0.05
Distributions to shareholders:
 Net investment income                                         (0.02)           (0.05)
                                                            --------         --------
Net asset value, end of period                              $   1.00         $   1.00
                                                            --------         --------
Total return*                                                   2.30%            4.65%
Ratio of net expenses to average net assets                     0.91%**+         0.91%+
Ratio of net investment income to average net assets            4.54%**+         4.50%+
Net assets, end of period (in thousands)                    $207,936         $189,346
Ratios assuming no waiver of management fees
 and assumption of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                                   1.00%**          1.05%
 Net investment income                                          4.45%**          4.36%
Ratios assuming waiver of management fees
 by PMC and reduction for fees paid indirectly:
 Net expenses                                                   0.85%**          0.85%
 Net investment income                                          4.60%**          4.56%



                                                       Year Ended   Year Ended   Year Ended   Year Ended
                                                        12/31/95     12/31/94     12/31/93     12/31/92
CLASS A
Net asset value, beginning of period                     $   1.00     $   1.00     $  1.00      $  1.00
                                                         ----------   --------     -------      -------
Income from investment operations:
 Net investment income                                   $   0.05     $   0.03     $  0.02      $  0.03
Distributions to shareholders:
 Net investment income                                      (0.05)       (0.03)      (0.02)       (0.03)
                                                         ----------   --------     -------      -------
Net asset value, end of period                           $   1.00     $   1.00     $  1.00      $  1.00
                                                         ----------   --------     -------      -------
Total return*                                                5.17%        3.57%       2.47%        3.06%
Ratio of net expenses to average net assets                  0.88%+       0.50%       0.75%        0.81%
Ratio of net investment income to average net assets         5.00%+       2.59%       2.44%        3.03%
Net assets, end of period (in thousands)                 $163,820     $173,195     $64,841      $59,097
Ratios assuming no waiver of management fees
 and assumption of expenses by PMC and no
 reduction for fees paid indirectly:
 Net expenses                                                1.15%        0.65%       1.10%        1.01%
 Net investment income                                       4.73%        2.44%       2.09%        2.82%
Ratios assuming waiver of management fees
 by PMC and reduction for fees paid indirectly:
 Net expenses                                                0.82%           -           -            -
 Net investment income                                       5.06%           -           -            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
FINANCIAL HIGHLIGHTS 6/30/97

                                                   Six Months
                                                     Ended        Year Ended    3/31/95 to
                                                    6/30/97        12/31/96      12/31/95
CLASS B
Net asset value, beginning of period               $  1.00         $  1.00        $ 1.00
                                                   -------         ---------      ------
Income from investment operations:
 Net investment income                             $  0.02         $  0.04        $ 0.03
Distributions to shareholders from:
 Net investment income                               (0.02)          (0.04)        (0.03)
                                                   -------         ---------      ------
Net asset value, end of period                     $  1.00         $  1.00        $ 1.00
                                                   -------         ---------      ------
Total return*                                         1.85%           3.82%         3.28%
Ratio of net expenses to average net assets           1.80%**+        1.75%+        1.66%**+
Ratio of net investment income to average net
  assets                                              3.66%**+        3.66%+        4.20%**+
Net assets, end of period (in thousands)           $13,514         $10,342        $7,574
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees paid
  indirectly:
  Net expenses                                        1.89%**         1.88%         1.86%**
  Net investment income                               3.57%**         3.53%         4.00%**
Ratios assuming waiver of management fees by
  PMC and reduction for fees paid indirectly:
  Net expenses                                        1.74%**         1.67%         1.61%**
  Net investment income                               3.72%**         3.74%         4.25%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

12  The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund
FINANCIAL HIGHLIGHTS 6/30/97

                                                       Six Months
                                                         Ended      1/31/96 to
                                                        6/30/97      12/31/96
CLASS C
Net asset value, beginning of period                     $ 1.00       $1.00
                                                         ------       -----
Income from investment operations:
 Net investment income                                   $ 0.02       $0.03
Distributions to shareholders from:
 Net investment income                                    (0.02)      (0.03)
                                                         ------       -----
Net asset value, end of period                           $ 1.00       $1.00
                                                         ------       -----
Total return*                                              1.87%       3.35%
Ratio of net expenses to average net assets                1.85%**+    1.84%**+
Ratio of net investment income to average net assets       3.63%**+    3.61%**+
Net assets, end of period (in thousands)                 $2,644        $912
Ratios assuming no waiver of management fees by PMC
  and no reduction for fees paid indirectly:
  Net expenses                                             1.94%**     1.95%**
  Net investment income                                    3.54%**     3.50%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid indirectly:
  Net expenses                                             1.67%**     1.77%**
  Net investment income                                    3.81%**     3.68%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
+  Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Cash Reserves Fund
NOTES TO FINANCIAL STATEMENTS 6/30/97

1. Organization and Significant Accounting Policies

Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

  Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net

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Pioneer Cash Reserves Fund

  investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares

  The Fund records sales and repurchases of its shares on trade date.

  The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations

  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

E. Repurchase Agreements

  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

                                                                              15
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Pioneer Cash Reserves Fund
NOTES TO FINANCIAL STATEMENTS 6/30/97              (continued)

2.  Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.

Until June 30, 1997, PMC agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.85% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares was reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1997, $64,323 was payable to PMC related to management fees and certain other services.

3.  Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $46,308 in transfer agent fees payable to PSC at June 30, 1997.

4.  Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD) a service fee of up to 0.15% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $89,049 in distribution fees payable to PFD at June 30, 1997.

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Pioneer Cash Reserves Fund


In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended June 30, 1997, CDSCs in the amount of $57,617 were paid to PFD.

5.  Expense Reductions

The Fund has entered into certain expense offset arrangements resulting in reduction in the Fund's total expenses. For the six months ended June 30, 1997, the Fund's expenses were reduced by $69,768 under such arrangements.


                                                                              17
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Pioneer Cash Reserves Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Cash Reserves Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of June 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 1, 1997

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Pioneer Cash Reserves Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                President
Margaret B.W. Graham                  David D. Tripple, Executive Vice
John W. Kendrick                       President
Marguerite A. Piret                   Sherman B. Russ, Vice President
David D. Tripple                      William H. Keough, Treasurer
Stephen K. West                       Joseph P. Barri, Secretary
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com

This report must be preceded or accompanied by a current
Fund prospectus.

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Pioneer Funds Distributor, Inc.
60 State Street
Boston, Massachusetts 02109

0897-4367
[copyright] Pioneer Funds Distributor, Inc.
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